Exhibit 99.4

VIEW MATERIALS & VOTE SCAN TO VOTE BY INTERNET-www.proxyvote.com OR SCAN THE QR BARCODE ABOVE HERITAGE OAKS BANCORP 1222 VINE STREET PASO ROBLES, CA 93446 ATTN: INVESTOR RELATIONS DEPT. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YO UR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. HERITAGE OAKS BANCORP The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 1. Approval of the Merger Agreement. To consider and vote upon a proposal to approve an Agreement and Plan of Reorganization, dated as of December 12, 2016, by and between Pacific Premier Bancorp, Inc., or Pacific Premier, and Heritage Oaks Bancorp, or HEOP, pursuant to which HEOP will merge with and into Pacific Premier with Pacific Premier as the surviving institution. 2. Adjournment. To consider and vote upon a proposal to adjourn the HEOP special meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the HEOP special meeting to approve the merger agreement. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Yes No   Please indicate if you plan to attend this meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

SPECIAL MEETING OF STOCKHOLDERS OF HERITAGE OAKS BANCORP _, 2017 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON _, 2017. THE JOINT PROSPECTUS AND PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS IS AVAILABLE AT WWW.HERITAGEOAKSBANCORP.COM SPECIAL MEETING OF STOCKHOLDERS OF HERITAGE OAKS BANCORP IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHO LDE R MEETING TO BE HELD ON , 2017. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS THE JOINT PROSPECTUS AND PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS IS AVAILABLE AT WWW.HERITAGEOAKSBANCORP.COM The undersigned stockholder(s) of Heritage Oaks Bancorp (the “Company”) hereby appoint(s), constitute(s) and nominate(s) Michael J. Morris and Dee Lacey, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution to vote all shares of the Company which the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at 545 12th Street, Paso Robles, California 93446 on _, , 2017 at : _._, Pacific Time, and any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows: The Board of Directors unanimously recommends a vote FOR Proposals 1 and 2. This proxy, when properly executed, will be voted in the manner director herein. If no such direction is made, this proxy will be voted in accordance with the Board of Director’s recommendations. PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. Continued and to be signed on reverse side.